UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACXIOM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of the Acxiom Marketing Solutions (“AMS”) business of Acxiom Corporation (the “Company”) by The Interpublic Group of Companies, Inc. (“IPG”) pursuant to the terms of a Membership Interest Purchase Agreement, dated as of July 2, 2017, by and among the Company, IPG, LiveRamp, Inc., a wholly owned subsidiary of the Company and Acxiom Holdings, Inc., a wholly owned subsidiary of the Company:

(i)	Frequently Asked Questions Regarding Equity Award Treatment in IPG Transaction for AMS Employees in China; and

(ii)	Frequently Asked Questions Regarding Equity Award Treatment in Reorganization Transactions for LR Employees in China.

The items listed above were first used or made available on September 17, 2018.

[for AMS employees]

September 17, 2018

FREQUENTLY ASKED QUESTIONS REGARDING EQUITY AWARD TREATMENT IN IPG TRANSACTION

FOR AMS EMPLOYEES IN CHINA

Q1.	What is the transaction?

Acxiom Corporation, the parent company of Acxiom Greater China Information Services, Ltd. (“Acxiom-SH”), has entered into a definitive agreement with The Interpublic Group of Companies, Inc. (“IPG”) pursuant to which the Acxiom Marketing Solutions (“AMS”) business of the Acxiom group of companies will be sold to IPG.

•	The transaction is expected to be completed on or about October 1, 2018 (the “Closing”).

•	After the Closing, Acxiom-SH will be ultimately owned and controlled by IPG, and will no longer be part of the Acxiom group of companies.

At or about the same time, Acxiom Corporation (which operates the LiveRamp business) has entered into an agreement and plan of merger with High Garden Merger Sub, Inc. and Acxiom Holdings, Inc. whereby Acxiom Holdings, Inc. will become the new parent company of the Acxiom group of companies and the remaining LiveRamp business.

Q2.	How does the transaction impact the restricted stock units (“RSUs”) granted to AMS employees by Acxiom Corporation?

Immediately prior to the time of Closing:

•	The Acxiom Corporation 2005 Equity Compensation Plan (the “Plan”) and any RSUs granted to an AMS employee by Acxiom Corporation will be transferred to and assumed by Acxiom Holdings, Inc.

•	The RSUs will have their vesting accelerate in full and you will be issued shares in Acxiom Holdings, Inc. in settlement of the vested RSUs.

•

You will be taxed on the value of the Acxiom shares received and taxes will be withheld from payroll (or by any other method permitted under the Plan and applicable law), per the usual process upon vesting of RSUs.

Q3.	How does the transaction impact any Acxiom shares held by AMS employees?

As you may know, Acxiom-SH has registered the Plan with the State Administration of Foreign Exchange (“SAFE”) so that the Plan can be offered in China and you can receive funds related to the Plan (e.g., sale proceeds) in compliance with SAFE regulations.

Following the Closing, Acxiom-SH will have a limited period of time (generally, 20 business days) in which to de-register the Plan with SAFE as it will not be eligible to maintain the registration once it is no longer a part of the Acxiom group of companies.

As a result, you will not be eligible to hold any Acxiom shares. If you were to hold Acxiom shares after Acxiom-SH de-registers the Plan with SAFE, there would not be a legal way for you to receive any funds related to such shares (e.g., sale proceeds) in China and it would be a violation of the SAFE regulations to keep any funds outside of China.

Therefore, you must sell any Acxiom shares you hold, including any shares you receive from the acceleration of the RSUs at Closing, as soon as possible following the Closing but in no event later than October 10, 2018.

Q4.	How will we know when the Closing occurs?

You will receive a notice from Sasa Zhang once the Closing has occurred.

Q5.	How long do we have to sell Acxiom shares?

You can sell any Acxiom shares you currently hold at any time (subject to any applicable insider trading policy or applicable law).

At the latest, you must sell your shares by October 10, 2018 to allow Acxiom-SH sufficient time to repatriate the funds to China and complete all the necessary procedures prior to de-registering the Plan.

Q6.	What if we do not sell the Acxiom shares by the deadline?

If you do not sell your shares by October 10, 2018, your shares will be automatically sold on your behalf on or after October 12, 2018.

Q7.	How will we know when the Acxiom shares are sold?

You will receive notification from the designated broker for the Plan, E*TRADE, when the sale has occurred.

Q8.	How can we sell Acxiom shares?

You must sell your shares by contacting the designated broker for the Plan, E*TRADE.

Q9.	What if I am on vacation during this time period—how can shares be sold if I cannot access my E*TRADE account?

You should contact E*TRADE to find out about how you can sell your shares in these circumstances.

Alternatively, if you do not instruct E*TRADE to sell your shares by October 10, 2018, your shares will be automatically sold on your behalf on or after October 12, 2018 as described above.

Q10.	What happens to the sale proceeds when Acxiom shares are sold?

As is the usual practice when Acxiom shares are sold:

•	Taxes will be withheld from payroll (or by any other method permitted under the Plan and applicable law).

•

The sale proceeds (minus any brokerage fees) will be repatriated to China through a special account established by Acxiom-SH with HSBC and will then be delivered to your personal bank account in China as soon as practicable after the sale.

If you have not already provided the details of your personal bank account to Acxiom-SH in order to receive sale proceeds from HSBC, you will need to do so by completing the information on the acknowledgement page below.

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Q11.	I have heard that other employees in China in the LiveRamp business will not be required to sell their Acxiom shares—why are they allowed to keep their Acxiom shares?

The LiveRamp business will remain part of the Acxiom group of companies and the LiveRamp entity in China will be eligible to register the Plan with SAFE. Therefore, employees who are part of the LiveRamp business will not be required to sell their Acxiom shares and the vesting of their RSUs will not be accelerated at the Closing.

Please sign and return the attached acknowledgement form to Acxiom-SH by September 20, 2018. Please also provide your bank account details to receive your sale proceeds, if not previously provided.

If you have any questions about this process, please contact Sasa Zhang ([REDACTED]).

[Remainder of page intentionally left blank]

[Acknowledgement / Signature page to follow]

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Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this document or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 24, 2018. This document is available free of charge as described in the preceding paragraph.

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ACKNOWLEDGEMENT REGARDING EQUITY AWARD TREATMENT IN IPG TRANSACTION

FOR AMS EMPLOYEES IN CHINA

I acknowledge that I have received the “FREQUENTLY ASKED QUESTIONS REGARDING EQUITY AWARD TREATMENT IN IPG TRANSACTION FOR AMS EMPLOYEES IN CHINA” dated September 17, 2018.

I understand that upon the closing of the transaction in which the Acxiom Marketing Solutions (“AMS”) business is sold to The Interpublic Group of Companies, Inc. (“IPG”) (the “Closing”), my employer, Acxiom Greater China Information Services, Ltd. (“Acxiom-SH”), will no longer be part of the Acxiom group of companies.

I understand that upon Closing, any restricted stock units (“RSUs”) granted to me by Acxiom Corporation will be accelerated in full and I will receive shares of Acxiom Holdings, Inc.

I understand that, due to State Administration of Foreign Exchange (“SAFE”) regulations, I must sell any Acxiom shares that I hold by October 10, 2018.

I understand that if I have not sold all my Acxiom shares by October 10, 2018, my Acxiom shares will be automatically sold on or after October 12, 2018.

I understand that there is no guarantee of what the stock price of the Acxiom shares will be at any time and that Acxiom Corporation, Acxiom Holdings, Inc., Acxiom-SH and E*TRADE are not responsible for any loss I may realize upon the sale of my Acxiom shares.

I understand that taxes will be due and will be withheld by Acxiom-SH at vesting of my RSUs and at sale of my Acxiom shares.

I understand that the proceeds from the sale of my Acxiom shares will be delivered to my personal bank account in China following receipt of the proceeds from E*TRADE and into a special account at HSBC.

***

Name of Employee:

Signature:

Date:

***

Bank Account Details (if applicable)

Bank:

Account Number:

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[For LR Employees]

September 17, 2018

FREQUENTLY ASKED QUESTIONS REGARDING EQUITY AWARD TREATMENT IN REORGANIZATION TRANSACTIONS

FOR LR EMPLOYEES IN CHINA

Q1.	What are the transactions?

Acxiom Corporation, the parent company of Acxiom Asia Global Service Center Ltd. (“Acxiom-NG”), has entered into a definitive agreement with The Interpublic Group of Companies, Inc. (“IPG”) pursuant to which the Acxiom Marketing Solutions (“AMS”) business of the Acxiom group of companies will be sold to IPG. Part of the AMS business includes Acxiom Greater China Information Services, Ltd. (“Acxiom-SH”), another subsidiary of Acxiom Corporation in China.

At or about the same time, Acxiom Corporation (which operates the LiveRamp business) has entered into an agreement and plan of merger with High Garden Merger Sub, Inc. and Acxiom Holdings, Inc., whereby Acxiom Holdings, Inc. will become the new parent company of the Acxiom group of companies and the remaining LiveRamp business.

Acxiom-NG will change its name to LiveRamp China (“LR China”), likely sometime in October 2018.

After the Closing, LR China (along with other parts of the LiveRamp business) will remain part of the Acxiom group of companies while Acxiom-SH (along with other parts of the AMS business) will no longer be part of the Acxiom group of companies.

These transactions are expected to be effective on or about October 1, 2018 (the “Closing”).

Q2.	How does the transaction impact the restricted stock units (“RSUs”) granted to LR employees by Acxiom Corporation?

Immediately prior to the time of Closing:

•	The Acxiom Corporation 2005 Equity Compensation Plan (the “Plan”) and any RSUs granted to a LR employee by Acxiom Corporation will be transferred to and assumed by Acxiom Holdings, Inc.

•

Your RSUs will continue to vest on their regular schedule, as set forth in your RSU award agreement. But after the Closing, when your RSUs eventually vest, you will no longer receive shares of Acxiom Corporation, but will instead be issued shares in Acxiom Holdings, Inc.

Q3.	How does the transaction impact any Acxiom shares held by LR employees?

All of your existing shares of Acxiom Corporation will be automatically converted into shares of Acxiom Holdings, Inc. These shares will be held in the same E*TRADE account where your Acxiom shares are currently held and will be subject to the same procedures upon sale of the shares.

Q4.	How else does the transaction affect participation in the Plan by LR employees?

As you may know, the Plan was registered with the State Administration of Foreign Exchange, Shanghai branch (“Shanghai SAFE”) by Acxiom-SH, and you receive the funds related to the Plan (e.g., sale proceeds) in China through a special bank account that Acxiom-SH has established at HSBC, Shanghai branch (“HSBC Shanghai”).

[For LR Employees]

Following the transaction, Acxiom-SH will need to de-register the Plan with Shanghai SAFE, and close its special bank account at HSBC Shanghai. Acxiom-NG does not currently have its own registration with Shanghai SAFE or a separate bank account with HSBC Shanghai, so it will need to re-register the Plan with SAFE, Nantong branch (“Nantong SAFE”), and establish a new, special bank account with a designated bank in China (the “Designated Bank”).

Q5.	How long will it take to de-register the Plan with Shanghai SAFE and re-register the Plan with Nantong SAFE?

It is currently anticipated that it will take approximately 2-4 months to (i) close the account with HSBC Shanghai, (ii) de-register the Plan with Shanghai SAFE, (ii) re-register the Plan with Nantong SAFE, and (iii) establish a new bank account with the Designated Bank. Once the HSBC Shanghai account is closed, no funds related to the Plan can be received in China until a new account with the Designated Bank has been established by Acxiom-NG / LR China.

Q6.	How will LR employees know when the HSBC Shanghai account is closed and the new account at the Designated Bank is opened?

It is anticipated that the HSBC Shanghai account will be closed sometime before November 1, 2018. However, the exact date depends on various factors. The new account at the Designated Bank cannot be opened until the Plan has been registered with Nantong SAFE. The exact date depends on various factors and it is not anticipated to be opened until sometime in early 2019.

Q7.	Will RSUs vest during this time?

The RSUs will vest as usual during this time and you will be taxed on the value of the shares issued at vesting. Taxes will be withheld from payroll (or by any other method permitted under the Plan and applicable law), per the usual process on vesting of RSUs.

Q8.	Can Acxiom shares be sold during this time?

You will still be able to sell your shares during this time (subject to any applicable insider trading policy or applicable law). However, you will not be able to receive proceeds once the HSBC Shanghai account is closed and until Acxiom-NG / LR China has registered the Plan with Nantong SAFE and opened a new account with the Designated Bank. As noted above, the new account with the Designated Bank might not be available to receive funds until early next year.

You should also note that you will still be subject to tax when you sell your shares, even if you cannot receive the proceeds, and taxes will be withheld from payroll (or by any other method permitted under the Plan and applicable law), per the usual process on sale.

Q9.	When is the best time for us to sell Acxiom shares in light of the possible delay in receiving sale proceeds during the de-registration and re-registration process?

We cannot advise you on the best time to sell your shares. However, if you sell shares after October 12, 2018, it is unlikely that you will be able to receive any sale proceeds until the Plan has been re-registered with Nantong SAFE, and the new account with the Designated Bank has been established and can receive and disburse such funds.

[For LR Employees]

Q10.	How will we know when the registration with Nantong SAFE has been completed and the bank account with the Designated Bank has been established?

You will receive a notice from LiveRamp US or LR China once the registration has been completed and the Acxiom-NG / LR China special bank account is opened.

Q11.	I have heard that other employees in China are required to sell their Acxiom shares - why are some employees required to sell their Acxiom shares?

Because Acxiom-SH will no longer be part of the Acxiom group of companies and has to de-register the Plan with Shanghai SAFE, as described above, employees of Acxiom-SH will no longer be eligible to hold any Acxiom shares and they must sell such shares as soon as possible after the completion of the sale of the AMS business.

Please sign and return the attached acknowledgement form to Acxiom Asia Global Service Center Ltd. by September 20, 2018.

If you have any questions about this process, please contact Sasa Zhang ([REDACTED]).

[Remainder of page intentionally left blank]

[Acknowledgement / Signature page to follow]

[For LR Employees]

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) our expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) our plans, objectives and intentions with respect to our future operations, our customers and our market, and (iii) the expected impact of the proposed transaction on our business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended March 31, 2018. The forward-looking statements in this communication are based on information available to Acxiom as of the date hereof.

We undertake no obligation to update the information contained in this document or any other forward-looking statement.

Additional Information and Where to Find It

Acxiom will file relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction, including a proxy statement on Schedule 14A. Under the proposed terms, promptly after filing its proxy statement with the SEC, Acxiom will mail or otherwise make available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. ACXIOM STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Acxiom stockholders and other investors may obtain free copies of the proxy statement and other relevant materials in connection with the proposed transaction (when they become available), along with other documents filed by Acxiom with the SEC, at the SEC’s website (http://www.sec.gov).

The directors and executive officers of Acxiom may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Acxiom’s directors and executive officers is also included in Acxiom’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on August 24, 2018. This document is available free of charge as described in the preceding paragraph.

[For LR Employees]

ACKNOWLEDGEMENT REGARDING EQUITY AWARD TREATMENT IN REORGANIZATION TRANSACTION

FOR LR EMPLOYEES IN CHINA

I acknowledge that I have received the “FREQUENTLY ASKED QUESTIONS REGARDING EQUITY AWARD TREATMENT IN REORGANIZATION TRANSACTION FOR LR EMPLOYEES IN CHINA” dated September 17, 2018.

I understand that Acxiom Corporation, the parent company of my employer, Acxiom Asia Global Service Center Ltd. (“Acxiom-NG”), will be merged with High Garden Merger Sub, Inc. and Acxiom Holdings, Inc. with Acxiom Holdings, Inc. as the new parent company of the Acxiom group of companies.

I understand that Acxiom NG will be re-named LiveRamp China (“LR China”), likely sometime in October 2018.

I understand that the Acxiom Corporation 2005 Equity Compensation Plan (the “Plan”) and any restricted stock units (“RSUs”) granted to me by Acxiom Corporation will be assumed by Acxiom Holdings, Inc. and I will receive shares of Acxiom Holdings, Inc. if and when my RSUs vest.

I understand that upon the closing of the transaction in which the Acxiom Marketing Solutions (“AMS”) business is sold to The Interpublic Group of Companies, Inc. (“IPG”), Acxiom Greater China Information Services, Ltd. (“Acxiom-SH”), will no longer be part of the Acxiom group of companies.

I understand that Acxiom-SH will need to de-register the Plan with the State Administration of Foreign Exchange (“SAFE”), Shanghai branch, and that Acxiom-NG / LR China will need to register the Plan with SAFE, Nantong branch in order for the Plan to continue to be offered to me.

I understand that if I want to sell any of my Acxiom shares after October 12, 2018, I may face a considerable delay in receiving the sale proceeds until Acxiom-NG / LR China has completed its registration with SAFE, Nantong branch and opens a special bank account to receive funds related to the Plan (such as sale proceeds).

I understand that there is no guarantee of what the stock price of the Acxiom shares will be at any time and the stock price may fluctuate between when I sell my shares and when I am able to receive the sale proceeds, and that Acxiom Corporation, Acxiom Holdings, Inc., Acxiom-SH, Acxiom-NG / LR China and the Company’s designated broker for the Plan, E*TRADE, are not responsible for any loss I may realize upon the sale of my Acxiom shares.

I understand that taxes will be due and will be withheld by from payroll (or by any other method permitted under the Plan and applicable law) at vesting of my RSUs and at sale of my Acxiom shares (regardless of when I receive the sale proceeds).

***

Name of Employee:

Signature:

Date:

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